CommunityOne Bancorp Third Quarter 2015 Earnings Presentation October 30, 2015

Presenters Bob Reid President / Chief Executive Officer David Nielsen Chief Financial Officer Neil Machovec Chief Credit Officer 2

Forward Looking Statements & Other Information 3 Forward Looking Statements This presentation contains certain forward-looking statements within the safe harbor rules of the federal securities laws. These statements generally relate to COB’s financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking terminology, such as “believes,” “expects,” or “are expected to,” “plans,” “projects,” “goals,” “estimates,” “may,” “should,” “could,” “would,” “intends to,” “outlook” or “anticipates,” or variations of these and similar words, or by discussions of strategies that involve risks and uncertainties. Forward looking statements are subject to risks and uncertainties, including but not limited to, those risks described in COB’s Annual Report on Form 10-K for the year ended December 31, 2014 under the section entitled “Item 1A, Risk Factors,” and in the Quarterly Reports of Form 10-Q and other reports that are filed by COB with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which are subject to numerous assumptions, risks and uncertainties, and which change over time. These forward-looking statements speak only as of the date of this presentation. Actual results may differ materially from those expressed in or implied by any forward looking statements contained in this presentation. We assume no duty to revise or update any forward-looking statements, except as required by applicable law. Non-GAAP Financial Measures In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), COB management uses and this presentation contains or references, certain non-GAAP financial measures. COB believes these non-GAAP financial measures provide information useful to investors in understanding our underlying operational performance and our business and performance trends as they facilitate comparisons with the performance of others in the financial services industry; however, these non-GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained within this presentation should be read in conjunction with the audited financial statements and analysis as presented in COB’s Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in COB’s Quarterly Reports on Form 10-Q. A reconciliation of non-GAAP measures to the most directly comparable GAAP measure is included within tables in the presentation or within the appendix to this presentation.

Quarterly Operating Highlights  Core net income of $2.9 million ($0.12 per share) up 24% over 3Q 2015 – Net income of $1.5 million, $0.06 per share – Net income before tax of $4.9 million, up 230% over 3Q 2014 – Non-core $2.3 million state DTA revaluation tax expense, $0.7 million valuation allowance release tax benefit and $0.3 million bargain purchase gain  Sixth consecutive quarter of double digit annualized loan growth – Portfolio grew $76.6 million, a 21% annualized growth rate – Loan to deposit ratio grew to 80%  Annualized deposit growth of 9% – Noninterest-bearing deposits grew at 9% annualized rate  Continued positive credit trends – NPA’s fell to 1.6% of assets  Net interest income grew 9% over 3Q 2014 – 3.37% NIM, down 1 bps over 3Q 2014  Core NII grew 19% from 3Q 2014 on strong service charges and mortgage  NIE fell 13% from 3Q 2014 with PCNR NIE to average assets of 2.92% in 3Q 4 Quarterly Performance Metrics Dollars in thousands except per share data 3Q 2014 4Q 2014 1Q 2015 2Q 2015 3Q 2015 Net income per share - diluted 0.08$ 6.62$ 0.10$ 0.10$ 0.06$ Core net income per share - diluted 1 0.11$ 0.11$ 0.10$ 0.10$ 0.12$ Return on average assets 0.35% 28.10% 0.46% 0.45% 0.26% Core return on average assets 1 0.47% 0.45% 0.46% 0.45% 0.50% Return on average equity 7.6% 577.0% 3.8% 3.7% 2.2% Net interest margin 3.38% 3.49% 3.54% 3.43% 3.37% PCNR noninterest expense to average assets 1 3.55% 3.55% 3.15% 3.03% 2.92% Loans held for investment 1,318,117$ 1,357,788$ 1,395,911$ 1,445,853$ 1,522,455$ Deposits 1,758,930 1,794,420 1,807,472 1,855,638 1,896,879 NPA's to total assets 2.4% 2.1% 1.9% 1.7% 1.6% Loans to deposits 75% 76% 77% 78% 80% Tier 1 Leverage 6.48% 9.78% 8.47% 8.50% 8.43% Tier 1 Common Equity N/A N/A 11.86% 11.85% 11.64% Tangible book value to tangible assets 1 4.2% 11.7% 11.8% 11.4% 11.3% 1 Non-GAAP measure. See appendix for reconciliation to GAAP presentation. Quarterly R sults Results of Operations Dollars in thousands 3Q 2014 4Q 2014 1Q 2015 2Q 2015 3Q 2015 Net int rest income 15,848$ 16,721$ 16,774$ 16,827$ 17,310$ covery of provision 1,679 1,323 1,137 788 64 Noninterest income 3,985 4,543 4,034 4,153 5,000 Noninterest expense 20,015 20,446 18,008 17,827 17,427 Net income b fore tax 1,497 2,141 ,937 ,941 4, 47 Income tax benefit (exp se) 276 142,475 (1,4 8) (1,418) (3, 30) Net income 1,773 144,616 2,519 2,523 1,517 Core net income 1 2,360 2,336 2,519 2,523 2,922 1 Non-GAAP measure. See appendix for reconciliation to GAAP presentation.

Progress on 2015 Goals

Goal	Progress
Asset growth	10% annualized asset growth and 21% annualized loan growth in 3Q - 6th consecutive quarter of double digit annualized loan growth – 12% year to date growth exceeds 2015 year end goal of 10-12% – Annualized organic loan growth of 28% in 3Q 2015 – Average earning assets grew at a 14% annualized rate in 3Q – Loans to deposits ratio grew to 80% vs year end goal of 80-85%
Core deposit growth	Core deposit growth ahead of plan in 3Q – Deposits grew at 9% annualized rate in 3Q – Low cost core deposits grew at 5% annual rate in 3Q – Noninterest-bearing deposits grew $7.9 million, an annualized growth rate of 9%, on commercial relationship acquisition and treasury management products
Monetize expense efforts	NIE reduced 13% from 3Q 2014, ahead of plan – PCNR NIE to average assets ratio was 2.92%, ahead of 3.10% 2015 goal – Run rate includes investments in Raleigh and Charleston LPOs, mortgage origination personnel and CertusBank branch acquisition
Enhanced fee income	Core noninterest income grew 19% year over year, beating for the first time this quarter our 2015 goal of 10-12% growth – Mortgage and SBA loan income up 86% from 3Q 2014 on 44% increase in origination volume in Mortgage – SBA business has a strong pipeline and we expect acceleration in the 4th quarter and 2016 – Service charges on deposits up 10% from 3Q 2014 as a result of several fee initiatives and increased overdraft activity levels
Explore M&A opportunities	Actively engaged in evaluating opportunities that fit our strategic and financial criteria – primarily in NC, SC and VA

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Net Interest Income Growth  Net interest income increased $1.5 million (9%) from 3Q 2014, and $0.5 million from 2Q 2015  Earning assets levels and mix improved year over year, offsetting yield declines – Average earning assets grew $175.7 million (9%) – Average loans increased $193.5 million (15%)  Net interest margin was 3.37%, down 1 bp from 3Q 2014, and 6 bps from 2Q 2015 – Loan yields fell 12 bps from a year ago from lower rates and fixed/variable mix, and 7 bps from PI loan accretion – Securities yield fell 17 basis points from 3Q 14 to 2.40% on mortgage prepayments – Non cash accretion on PI loans was $0.5 million in 3Q 2015, $0.8 million in 3Q 2014, and $0.6 million in 2Q 2015  Cost of interest bearing deposits fell 2 bps to 46 bps and cost of all deposits fell 2 bps to 37 bps from 3Q 2014 6 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 3Q 2014 4Q 2014 1Q 2015 2Q 2015 3Q 2015 Yield on Loans Yield on Investment Securities 0.0% 1.0% 2.0% 3.0% 4.0% 3Q 2014 4Q 2014 1Q 2015 2Q 2015 3Q 2015 Cost of Interest Bearing Deposits N t Interest Margin Quarterly Loan and Securities YieldsQuarterly Margin and Cost of Deposits Quarterly Results Average Balances, Yields and Net Interest Margin Dollars in thousands 3Q 2014 4Q 2014 1Q 2015 2Q 2015 3Q 2015 Average loans (includes loans held for sale) 1,289,718$ 1,340,874$ 1,378,834$ 1,410,808$ 1,483,171$ Average yield 4.58% 4.70% 4.67% 4.56% 4.39% Average loans and securities 1,814,160 1,839,709 1,886,599 1,934,020 2,015,711 Average earning assets 1,862,479 1,900,647 1,922,497 1,967,230 2,038,206 Average yield 3.92% 4.03% 4.07% 3.94% 3.86% Average interest bearing liabilities 1,577,399 1,600,583 1,597,737 1,612,211 1,676,075 Average rate 0.64% 0.63% 0.63% 0.62% 0.60% Average cost of interest bearing deposits 0.48% 0.47% 0.48% 0.48% 0.46% Net interest margin 3.38% 3.49% 3.54% 3.43% 3.37% Net interest rate spread 3.28% 3.39% 3.44% 3.32% 3.27% Net interest income 15,848$ 16,721$ 16,774$ 16,827$ 17,310$

Noninterest Income Growth  Core noninterest income was $4.7 million in 3Q 2015 – Increased 19%, or $0.7 million, from 3Q 2014 – Excludes $0.3 million bargain purchase gain  Mortgage and SBA income increased $0.2 million, or 86%, from 3Q 2014 on 58% increase in loans originated for sale – Total origination volume of $58.5 million, up 44% from 3Q 2014  Service charge and other fee income increased $0.3 million from 3Q 2014 on several fee initiatives and overdraft protection activity increases  Cardholder and merchant services income increased 6% from 3Q 2014, and was 3% higher than 2Q 2015  Wealth business fee income rose 9% from 3Q 2014, as a result of increased assets under management, increased investment sales activity and improved fee splits 7 1,946 2,040 1,872 1,950 2,293 205 241 465 314 381 1,183 1,298 1,125 1,218 1,253 344 394 322 403 376 273 350 250 268 381 $3,951 $4,323 $4,034 $4,153 $4,684 $0 $1,000 $2,000 $3,000 $4,000 $5,000 3Q 2014 4Q 2014 1Q 2015 2Q 2015 3Q 2015 Service charges and other fee income Mortgage loan income Cardholder and merchant services income Trust and investment services Bank-owned life insurance Total PCNR 1 Noninterest Income Trend 1 Non-GAAP measure. See table below for reconciliation to GAAP presentation. Quarterly Results Noninterest Income Dollars in thousands 3Q 2014 4Q 2014 1Q 2015 2Q 2015 3Q 2015 Total noninterest income 3,985$ 4,543$ 4,034$ 4,153$ 5,000$ Less: Securities gains, net 34 220 - - - Bargain purchase gain - - - - 316 Core noninterest income 1 3,951$ 4,323$ 4,034$ 4,153$ 4,684$ 1 Non-GAAP measure. Reconciliation to GAAP presentation included in this table.

568 568 571 553 551 520 540 560 580 3Q 2014 4Q 2014 1Q 2015 2Q 2015 3Q 2015 $11,000 $13,000 $15,000 $17,000 $19,000 3Q 2014 4 2014 1 2015 2Q 2015 3Q 2015 Noninterest Expense Growth Well Controlled  NIE fell by $2.6 million (13%) from 3Q 2014 and by $0.4 million (2%) from 2Q 2015 – Combined OREO and collection expenses were $0.3 million higher linked quarter – Personnel expenses fell $2.6 million, including $2.0 million relating to CEO departure in 3Q 2014  PCNR NIE fell $0.8 million (5%) from 3Q 2014 and $0.1 million from 2Q 2015 – Reduced branch costs and retiree benefits changes, offset by CertusBank branch expenses, commercial and mortgage origination personnel investments and commissions  Average FTE was 551 in Q3, down 17 (3%) from a year ago – Includes Q3 2015 hiring of 1 mortgage originator in Greensboro and 2 commercial personnel in Charleston, SC LPO 8 5 Quarter PCNR NIE Trend 15 Quarter FTE Trend Quarterly Results Noninterest Expense Dollars in thousands 3Q 2014 4Q 2014 1Q 2015 2Q 2015 3Q 2015 Personnel expense 12,616$ 10,717$ 10,594$ 10,462$ 9,984$ Net occupancy expense 1,521 1,526 1,469 1,211 1,591 Furniture, equipment and data processing expense 2,208 2,078 1,989 1,875 2,113 Professional fees 699 671 539 528 572 Stationery, printing and supplies 149 162 176 141 144 Advertising and marketing 142 274 186 134 114 Other real estate owned expense (recovery) (29) 572 360 506 556 Credit/debit card expense 520 568 543 498 558 FDIC insurance 412 422 453 456 413 Loan collection expense 198 170 300 313 (76) Core deposit intangible amortization 352 351 352 352 370 Other expense 1,227 2,935 1,047 1,351 1,088 Total noninterest expense 20,015$ 20,446$ 18,008$ 17,827$ 17,427$ Core noninterest expense 1 17,955$ 18,880$ 18,008$ 17,827$ 17,427$ PCNR noninterest expense 1 17,786$ 18,138$ 17,348$ 17,008$ 16,947$ Average Quarterly FTE Employees 568 568 571 553 551 1 Non-GAAP measure. See appendix for reconciliation to GAAP presentation.

3% 4% 2% 1% 1% 25% 22% 23% 23% 22% 64% 60% 62% 62% 64% 7% 6% 7% 6% 6% 0% 7% 6% 6% 6% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 3Q 2014 4Q 2014 1Q 2015 2Q 2015 3Q 2015 Cash and bank balances Investment securities Loans Other assets Deferred tax asset, net Balance Sheet Growth Continues  Total assets increased $59.9 million in Q3, a 10% annualized growth rate – Loans held for investment increased $76.6 million – Average loans were 73% of average earning assets, up from 69% a year ago  Investment portfolio decreased by $9.4 million during the quarter  Intangible assets reflect an additional $0.3 million Core Deposit Intangible recorded in 3Q 2015 from the CertusBank branch acquisition  Borrowings increased $14.9 million during the quarter, predominantly short term FHLB borrowings 9 Quarterly Balance Sheet Composition Quarterly Balance Sheet Dollars in thousands 3Q 2014 4Q 2014 1Q 2015 2Q 2015 3Q 2015 Cash and interest bearing bank balances 60,080$ 95,882$ 47,933$ 30,986$ 28,006$ Investment securities 507,980 492,501 508,401 538,015 528,599 Loans and loans held for sale, net 1,298,860 1,340,239 1,384,474 1,430,631 1,509,356 Other real estate owned 20,289 20,411 21,040 19,955 19,166 Intangible assets 10,191 9,886 9,705 9,598 9,638 Deferred tax asset, net 5,564 146,432 144,223 145,229 139,917 Other assets 112,829 110,163 116,158 118,973 118,612 Total assets 2,015,793$ 2,215,514$ 2,231,934$ 2,293,387$ 2,353,294$ Deposits 1,758,930$ 1,794,420$ 1,807,472$ 1,855,638$ 1,896,879$ Borrowings 147,484 139,350 138,118 154,211 169,095 Other liabilities 14,889 14,828 15,392 13,752 12,680 Equity 94,490 266,916 270,952 269,786 274,640 Total liabilities and equity 2,015,793$ 2,215,514$ 2,231,934$ 2,293,387$ 2,353,294$

Strong Loan Growth in Key Core Markets 10  Four metro markets represent 73% of our organic loan portfolio  Experienced and growing origination teams in key growth markets driving strong year over year loan portfolio growth rates – Charlotte – 36% growth – Raleigh – 124% growth – Greensboro/Winston- Salem – 5% growth – Strong growth (14%) also continues in non-metro markets from share gains  Full range of lending products – Commercial, SBA, Treasury, Consumer, Auto, Mortgage, Wealth – Commercial Real Estate including Builder Finance Organic Loan Portfolio and YoY Growth Rates by MSA 36% Growth 124% Growth 2% Growth 5% Growth 14% Growth $0 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 $400,000 $450,000 $500,000 Charlotte MSA Raleigh / Durham MSA Hickory MSA Greensboro / WS MSA Non Metro MSAs

Accelerated Loan Growth Continues  Total loans held for investment grew $76.6 million in 3Q 2015; annualized growth rate of 21% – 6th consecutive quarter of double digit annualized growth rate – All lines of business grew loans during the quarter  Organic loans (excluding purchased residential loans) grew $86.9 million; 28% annualized growth rate  Total pass rated loans grew by $79.8 million; annualized growth rate of 23%  Non-pass rated loans fell by $3.2 million, or 4%  Loan portfolio composition balanced between consumer and commercial exposure 11 1,318,117 1,357,788 1,395,911 1,445,853 1,522,455 0% 8% 16% 24% 32% $ $400,000 $800,000 $1,200,000 $1,600,000 3Q 2014 4Q 2014 1Q 2015 2Q 2015 3Q 2015 Commercial RE Construction Consumer/HELOC 1-4 Family Residential Purchased Residential Non pass loans Total Loans Organic Growth Rate Annualized Quarterly Loan Portfolio Mix Loan Portfolio Growth Rates By Category Dollars in thousands 3Q 2014 2Q 2015 3Q 2015 $ % Annualized Commercial and Commercial Real Estate 440,942$ 547,122$ 601,379$ 54,256$ 10% 40% RE Construction 65,298 64,851 79,145 14,294 22% 88% Consumer/HELOC 207,038 236,870 245,292 8,422 4% 14% 1-4 Family Residential 281,089 328,901 342,043 13,142 4% 16% Pass Rated Organic Loans 994,368 1,177,745 1,267,859 90,115 8% 31% Purchased Resi Mortgage Loans 214,598 189,758 179,464 (10,294) (5%) (22%) Non Pass Rated Organic Loans 109,152 78,350 75,132 (3,219) (4%) (16%) Total Loans 1,318,117$ 1,445,853$ 1,522,455$ 76,602$ 5% 21% Total Organic Loans 1,103,519$ 1,256,095$ 1,342,991$ 86,896$ 7% 28% Total Pass Rated Loans 1,208,965 1,367,503 1,447,323 79,821 6% 23% 3Q Growth

Strong Core Deposit Growth

- Deposits increased by $41.2 million, a 9% annualized growth rate, in 3Q
  - Deposits have increased $102.5 million, or 6%, year to date
- Core deposits (total deposits less brokered and time deposits > $100,000) have grown $50.6 million, or 3%, year to date
  - Core deposits were 81% in 3Q 2015
- Low cost core deposits (excludes all brokered and time deposits) grew at an annualized rate of 5% in 3Q
- Noninterest-bearing deposits increased $7.9 million in 3Q, a 9% annualized growth rate
  - Driven by commercial relationship acquisition and improved treasury management product set
- Average deposits per branch has grown 20% since 3Q 2014 to $42.2 million per branch

Quarterly Deposits

Dollars in thousands	3Q 2014	4Q 2014	1Q 2015	2Q 2015	3Q 2015
Noninterest-bearing demand	$ 317,981	$ 323,776	$ 337,417	$ 352,033	$ 359,969
Interest-bearing demand	349,517	358,162	364,196	363,998	376,962
Savings	85,519	86,686	89,919	92,057	92,415
Money market	423,967	437,484	426,606	433,648	426,464
Brokered	37,673	38,378	37,433	37,054	55,764
Time deposits < $100,000	294,774	285,989	277,928	290,516	286,853
Time deposits > $100,000	249,499	263,945	273,973	286,332	298,452
Total deposits	**$ 1,758,930**	**$ 1,794,420**	**$ 1,807,472**	**$ 1,855,638**	**$ 1,896,879**
Total Time Deposits	$ 581,946	$ 588,312	$ 589,334	$ 613,902	$ 641,069
Low Cost Core Deposits	1,176,984	1,206,108	1,218,138	1,241,736	1,255,810
Core Deposits	1,471,758	1,492,097	1,496,066	1,532,252	1,542,663
Low Cost Core Mix	67%	67%	67%	67%	66%

Quarterly Deposit Mix



Non Core
Core
3Q 2014: 2%, 14%, 17%, 24%, 5%, 20%, 18%
4Q 2014: 2%, 15%, 16%, 24%, 5%, 20%, 18%
1Q 2015: 2%, 15%, 15%, 24%, 5%, 20%, 19%
2Q 2015: 2%, 15%, 16%, 23%, 5%, 20%, 19%
3Q 2015: 3%, 16%, 15%, 22%, 5%, 20%, 19%
Noninterest-bearing demand
Interest-bearing demand
Savings
Money market
Time deposits < $100,000
Time deposits > $100,000
Brokered

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$28 $25 $20 $20 $18 $20 $20 $21 $20 $19 $0 $10 $20 $30 $40 $50 $60 3Q 2014 4Q 2014 1Q 2015 2Q 2015 3Q 2015 M ill io ns o f D ol la rs Nonperforming loans OREO and foreclosed assets $36 $40 $35 $26 $25 $73 $63 $55 $53 $50 $0 $25 $50 $75 $100 $125 $150 $175 $200 3Q 2014 4 2014 1 2015 2 3 M ill io ns o f D ol la rs Special Menti Loans Classified Loa s Credit Risk Well Managed 13 31% decline 23% decline  Continued asset quality improvement in 3Q 2015 – Classified loans decreased by $2.7 million (5%) in 3Q – Nonperforming loans reduced to 1.2% of total loans, from 2.2% a year ago – NPA’s reduced to 1.6% of assets  The ALL has been reduced to $17.2 million from $18.0 million at end of 2Q, reflecting the improved asset quality and continued low annualized charge-off rates  ALL is 1.13% of loans held for investment  $0.7 million in net charge-offs in 3Q 2015 – C&I and construction- $0.3 million net recovery – Consumer & 1-4 residential mortgage - $1.0 million net charge-off – 2015 YTD annualized net charge-off of 11 bps  Classified Asset Ratio improved to 34% Quarterly Asset Quality Trends Criticized LoansNonperforming Assets Quarterly Asset Quality Dollars in thousands 3Q 2014 4Q 2014 1Q 2015 2Q 2015 3Q 2015 Allowance for loan losses (ALL) 21,525$ 20,345$ 19,008$ 17,989$ 17,188$ Nonperforming loans to total loans 2.2% 1.9% 1.5% 1.4% 1.2% Nonperforming assets to total assets 2.4% 2.1% 1.9% 1.7% 1.6% Annualized net charge-offs (recoveries) to avg. loans 0.24% (0.04%) 0.06% 0.07% 0.20% Allowance for loan loss to total loans 1.63% 1.50% 1.36% 1.24% 1.13% Classified assets to Tier 1 + ALL 62% 41% 39% 36% 34%

Nonperforming Assets and Allowance

- Originated loans of $1.41 billion with ALL of $13.7 million (0.97%) at 3Q 2015
- Granite PC loans of $20.7 million with ALL of $0.3 million (1.41%) at 3Q 2015
- Granite PI loans of $92.7 million with $3.2 million ALL (3.44%) at 3Q 2015
- Non-performing assets fell by $2.0 million (5%) during the quarter, and $11.2 million (23%) since 3Q 2014
- Nonperforming loans fell by $1.2 million (6%) in 3Q, and by $10.1 million (35%) since 3Q 2014
- OREO and other foreclosed assets decreased by $0.8 million (4%) in 3Q and decreased by $1.1 million (6%) since 3Q 2014
- At the end of 3Q, $2.7million of OREO (14%) was under contract for sale

Quarterly Loan Portfolio and ALL

	3Q 2014	4Q 2014	1Q 2015	2Q 2015	3Q 2015
Originated loans	$ 1,160,525	$ 1,208,998	$ 1,264,212	$ 1,322,146	$ 1,409,030
Granite purchased impaired (PI) loans	130,665	122,842	109,262	102,114	92,677
Granite purchased contractual (PC) loans	26,927	25,948	22,437	21,593	20,749
Total loans	**$ 1,318,117**	**$ 1,357,788**	**$ 1,395,911**	**$ 1,445,853**	**$ 1,522,455**
Originated loan ALL	$ (17,184)	$ (16,729)	$ (15,390)	$ (14,463)	$ (13,705)
Granite PI loan ALL	(3,923)	(3,237)	(3,194)	(3,181)	(3,190)
Granite PC loan ALL	(418)	(379)	(424)	(345)	(293)
Total ALL	**$ (21,525)**	**$ (20,345)**	**$ (19,008)**	**$ (17,989)**	**$ (17,188)**
Originated loan ALL / Originated loans	(1.48%)	(1.38%)	(1.22%)	(1.09%)	(0.97%)
Granite PI ALL / Granite PI loans	(3.00%)	(2.64%)	(2.92%)	(3.12%)	(3.44%)
Granite PC ALL / Granite PC loans	(1.55%)	(1.46%)	(1.89%)	(1.60%)	(1.41%)
Total ALL	**1.63%**	**1.50%**	**1.36%**	**1.24%**	**1.13%**

Nonperforming Loans and OREO

Dollars in thousands	3Q 2014	4Q 2014	1Q 2015	2Q 2015	3Q 2015
Commercial and agricultural	$ 351	$ 608	$ 515	$ 469	$ 429
Real estate - construction	2,878	2,307	1,022	799	488
Real estate - mortgage:					
1-4 family residential	8,777	8,637	8,856	9,383	9,370
Commercial	16,383	13,386	9,410	8,379	7,575
Consumer	94	355	452	553	535
Total nonperforming loans	**28,483**	**25,293**	**20,255**	**19,583**	**18,396**
OREO and other foreclosed assets	20,289	20,411	21,040	19,955	19,166
Total nonperforming assets	**$ 48,772**	**$ 45,704**	**$ 41,295**	**$ 39,538**	**$ 37,562**
NPL / Total Loans Held For Investment	2.2%	1.9%	1.5%	1.4%	1.2%

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Appendix 15

Non-GAAP Measures  Reconciliation of non- GAAP measures to the most directly comparable GAAP measure 16 Reconciliation of Non-GAAP Measures Dollars in thousands 3Q 2014 4Q 2014 1Q 2015 2Q 2015 3Q 2015 Net income before tax 1,497$ 2,141$ 3,937$ 3,941$ 4,947$ Less nonrecurring items: Gain on sales of securities 34 220 - - - - (1,566) - - - CEO severance expense (2,060) - - - - Bargain purchase gain - - - - 316 Total nonrecurring items (2,026) (1,346) - - 316 3,523$ 3,487$ 3,937$ 3,941$ 4,631$ Income tax expense (276)$ (142,475)$ 1,418$ 1,418$ 3,430$ Less: Tax effect of nonrecurring items 1 (669) (444) - - 114 DTA valuation allowance release (276) (142,475) - - (738) DTA revaluation - state tax rate reduction - - - - 2,345 Income tax at effective rate 2 (494) (707) - - - 1,163 1,151 1,418 1,418 1,709 2,360$ 2,336$ 2,519$ 2,523$ 2,922$ 1 Tax effected at an income tax rate of 33% in 2014 and 36% in 2015 2 Effective income tax expense at 33% in 2014. During 2014 income tax expense w as offset by DTA valuation allow ance Branch closure/restructuring expense (recovery) Core net income before tax (Non-GAAP) Core income tax expense (Non-GAAP) Core net income (Non-GAAP)

Non-GAAP Measures  Reconciliation of non- GAAP measures to the most directly comparable GAAP measure 17 Reconciliation of Non-GAAP Measures Dollars in thousands 3Q 2014 4Q 2014 1Q 2015 2Q 2015 3Q 2015 Book Value (Shareholders' equity) 94,490$ 266,916$ 270,952$ 269,786$ 274,640$ Less: Goodwill (4,205) (4,205) (4,205) (4,205) (4,205) Core deposit and other intangibles (5,986) (5,681) (5,500) (5,393) (5,433) 84,299$ 257,030$ 261,247$ 260,188$ 265,002$ Tangible book value (Tangible shareholders' equity) (Non-GAAP) Reconciliation of Non-GAAP Measures Dollars in thousands 3Q 2014 4Q 2014 1Q 2015 2Q 2015 3Q 2015 Total noninterest expense 20,015$ 20,446$ 18,008$ 17,827$ 17,427$ Less nonrecurring: Branch closure and restructuring expenses - 1,566 - - - CEO severance expense 2,060 - - - - Core PCNR noninterest expense (Non-GAAP) 17,955$ 18,880$ 18,008$ 17,827$ 17,427$ Less credit related items: Other real estate ow ed expense (29) 572 360 506 556 L an collection expense 98 70 300 313 (76) PCNR noninterest expense (Non-GAAP) 17,786$ 18,138$ 17,348$ 17,008$ 16,947$ Reconciliation of Non-GAAP Measures Dollars in thousands 3Q 2014 4Q 2014 1Q 2015 2Q 2015 3Q 2015 2,015,7 3 2, 15,514 2, 3 ,934 2,293,387$ 2,353,294$ Less: Goodwill (4,205) (4,205) (4,205) (4,205) (4,205) Core deposit and other intangibles (5,986) (5,681) (5,500) (5,393) (5,433) 2,005,602$ 2,205,628$ 2,222,229$ 2,283,789$ 2,343,656$ Total Assets Tangible Assets (Non-GAAP)